                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MAI SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             MAI SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 1999

TO ALL STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of MAI Systems Corporation (the "Company" or "MAI"), a Delaware corporation, will be held at the Holiday Inn Brentwood/Bel Air, 170 N. Church Lane, Los Angeles, California, on Friday, May 21, 1999 at 10:00 a.m., for the following purposes:

     1. To elect four directors to serve for the ensuing year and until their successors are elected.

     2. To ratify an amendment to the 1993 Employee Stock Option Plan (the "1993 Option Plan") in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares to an aggregate of 2,000,000 shares and (ii) include consultants of the Company and members of the Compensation Committee of the Company among the persons eligible to participate in the 1993 Option Plan.

     3. To ratify an amendment to the Company's Non-Employee Directors' Option Plan (the "Directors' Plan") in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 125,000 shares to an aggregate of 250,000 shares and (ii) eliminate the prohibition against participation in the Directors' Plan by owners of 5% or more of the outstanding Common Stock.

     4. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Company.

     5. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on April 9, 1999 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

                                         Lewis H. Stanton
                                         Secretary

Irvine, California
April 26, 1999

                             YOUR VOTE IS IMPORTANT

   IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

                             MAI SYSTEMS CORPORATION

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

     The enclosed Proxy is solicited on behalf of MAI Systems Corporation ("MAI" or the "Company") for use at the 1999 Annual Meeting of Stockholders ("Annual Meeting") to be held Friday, May 21, 1999, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Holiday Inn Brentwood/Bel Air, 170 N. Church Lane, Los Angeles, California. The Company's principal executive offices are located at 9601 Jeronimo Road, Irvine, California 92618 and its main telephone number is
(949) 598-6000. These proxy solicitation materials were mailed on or about April 26, 1999, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

     Stockholders of record at the close of business on April 9, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 10,842,071 shares of the Company's $0.01 par value Common Stock ("Common Stock"), were outstanding. The closing price on the American Stock Exchange for the Common Stock on the Record Date, as reported in The Wall Street Journal, was $2.75 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:

                                                      NUMBER OF        PERCENTAGE
NAME AND ADDRESS                                       SHARES          OF CLASS(1)
----------------                                      ---------        ----------
Richard S. Ressler                                    2,014,407(1)         17.8%
     c/o Orchard Capital Corporation
     10960 Wilshire Boulevard, Suite 500
     Los Angeles, California 90024
Canyon Capital Advisors LLC group(2)                  1,649,000            15.2%

----------
(1) Includes 467,105 shares of Common Stock which Mr. Ressler may purchase pursuant to warrants which are exercisable in full at this time. See "Certain Transactions with Management".

(2) Canyon Capital Advisors LLC, The Value Realization Fund L.P., The Value Realization Fund B, L.P., C.P.I. Securities, L.P., The Canyon Value Realization Fund (Cayman), Ltd., GRS Partners II, Mitchell R. Julis, Joshua
     S. Friedman and R. Christian B. Evensen, as a group, beneficially own 1,649,000 shares of Common Stock. The address of all of the above-referenced entities is 9665 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     On all matters other than the election of directors, each share has one vote.

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Georgeson & Company Inc. ("Georgeson") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Georgeson a fee not to exceed $6,500 for its services and will reimburse Georgeson for certain out-of-pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than January 15, 2000, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy.

VOTE REQUIRED

     A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. Each share may vote for up to four director-nominees. Votes may not be cumulated. If a quorum is present, the four nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes for any individual represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

     The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

     The names of the nominees, their ages at Record Date and certain other information about them are set forth below.

                                                                                 DIRECTOR
NAME OF NOMINEE         AGE     PRINCIPAL OCCUPATION                              SINCE
---------------         ---     --------------------                             --------
Richard S. Ressler      40      Chairman of the Board, MAI Systems Corporation;    1995
                                Chief Executive Officer, JFAX.COM, Inc.;
                                President and Chief Executive Officer, Orchard
                                Capital Corporation

George G. Bayz          45      President and Chief Executive Officer, MAI         1995
                                Systems Corporation

Morton O. Schapiro      45      Dean, College of Letters, Arts and Sciences,       1995
                                University of Southern California

Zohar Loshitzer         41      Chief Information Officer and Director,            1998
                                JFAX. COM, Inc.


     There is no family relationship between any director and any executive officer of the Company.

     Richard S. Ressler was named Chairman of the Board of Directors in May 1995 and was originally elected to the Company's Board of Directors in February 1995. He was Chief Executive Officer of the Company from October 1994 until February 1997 and President of the Company from October 1994 until May 1995. Mr. Ressler has served the Company in these capacities pursuant to a consulting agreement between the Company and Orchard Capital Corporation, a consulting firm which provides investment, operational, and financial consulting services to, among others, start-up and turn-around companies. Mr. Ressler has been the President and sole director and shareholder of Orchard since 1994. Mr. Ressler has been a member of the Board of Directors and the Chief Executive Officer of JFAX.COM, Inc., a leading unified messaging service provider, since March 1997. Since 1995, Mr. Ressler has also acted as the manager of CIM Group, LLC, a real estate investment, development and management company. Since 1996, Mr. Ressler has been a director and shareholder of Orchard Telecom, Inc., a telecommunications consulting firm.

     George G. Bayz was elected President and Chief Executive Officer of the Company in February 1997 and had been its President and Chief Operating Officer since May 1995. He became a director in July 1995. He joined the Company in July 1994 as Vice President, Sales and Marketing. From April 1993 until July 1994, Mr. Bayz was a senior vice president of the Corum Group, Ltd., an investment banking firm specializing in mergers and acquisitions of information technology companies. From January 1992 to March 1993, he was acting president of Blue Sheet, Inc., a start-up on-line information services provider.

     Morton O. Schapiro was appointed to the Company's Board of Directors in July 1995. Since July 1991, he has been a professor of Economics at the University of Southern California, and since July 1994 he has served as the Dean of the College of Letters, Arts and Sciences at the University of Southern California. Since October 1992, Mr. Schapiro has been a director of The Griffin Funds Incorporated, a management subsidiary of Home Savings of America.

     Zohar Loshitzer was appointed to the Company's Board of Directors in January 1998. Since July 1997, he has been Chief Information Officer and a member of the Board of Directors of JFAX.COM, Inc., a leading unified messaging services provider. Since 1995, he has also been a Managing Director of Orchard Telecom, a telecommunications consulting firm. From 1987 until 1995, he was the general manager and a partial owner of Life Alert, a nationwide emergency response service.

EXECUTIVE OFFICERS

     The name, age and title of each executive officer of the Company (other than executive officers who are nominees for director set forth above), business experience for at least the past five years and certain other information concerning each such executive officer has been furnished by the executive officer and is set forth below. Executive officers are elected by the Board of Directors following the annual meeting of the Company's stockholders.

NAME (AGE)                   TITLE, BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
---------                    ---------------------------------------------------
Lewis H. Stanton (45)        Executive Vice President, Chief Operating and Financial
                             Officer. Mr. Stanton joined the Company in February 1997.
                             From July 1996 until he joined the Company, Mr. Stanton was president of Stanton & Associates, a consulting company and from September 1996 to January 1997, he was chief executive officer (acting) of Worldsite Networks, Inc., an internet
                             access provider. From September 1988 until July 1996, Mr.
                             Stanton was chief financial officer of Data Analysis Inc., the parent company of Investor's Business Daily and other
                             companies.

Luke Brown (41)              Vice President, and President and Chief Executive Officer,
                             Process Manufacturing Group. Mr. Brown joined the Company in
                             February 1993. From February 1993 until August 1994, he
                             served as Director of Operations for the Company's Process
                             Manufacturing Division. From August 1994 until March 1998,
                             Mr. Brown served as the Company's Vice President and General
                             Manager, Software Support Services. From 1991 to 1993, Mr.
                             Brown was employed as Vice President of Customer Service at
                             Remanco Systems International, a provider of point-of-sale solutions. From 1980 until 1989, Mr. Brown served as an
                             officer with the United States Coast Guard.


BOARD MEETINGS AND COMMITTEES

     The Board of Directors held seven meetings during the year ended December 31, 1998 and conducted business by written consent. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

     The Company's Executive Committee was formed in November 1998, and Mr. Shapiro is the chairman and sole member. This committee has all authority, consistent with the Delaware Corporation Law, as may be granted to it by the Board of Directors. Presently, this committee's sole function is to coordinate management presentations to the Board of Directors. The Executive Committee held no meetings during 1998.

     The Audit Committee currently consists of Messrs. Schapiro (chairman), Loshitzer and Ressler. The Audit Committee held one meeting during 1998. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

     The Compensation Committee currently consists of Messrs. Loshitzer (chairman), Ressler and Schapiro. The Compensation Committee held one meeting during 1998. The Compensation Committee reviews and approves the Company's executive compensation policies.

     During 1998, each incumbent director attended all of the meetings of the Board of Directors and the committees of which they were members.

DIRECTOR COMPENSATION

     The Company pays fees of $3,000 per calendar-year quarter to each of its non-employee directors, and $1,000 for each Board or Committee meeting which is attended in person or telephonically. Mr. Shapiro, as chairman of the Executive Committee, is entitled to receive an additional $3,000 per calendar year quarter for serving in this capacity. Additionally, the Company reimburses directors for their reasonable travel expenses to attend meetings.

     The Company's Non-Employee Directors Stock Option Plan (the "Directors' Plan") provides for the grant of nonstatutory stock options to non-employee directors. Under the Directors' Plan, each non-employee director who is not the holder of 5% or more of the outstanding shares of Common Stock is granted a nonstatutory option to purchase 31,250 shares of Common Stock on the date of his or her appointment to the Board. Thereafter, each non-employee director is automatically granted a nonstatutory option to purchase 6,250 shares of Common Stock on the date of each annual meeting of stockholders at which each such non-employee director is reelected, provided that on such date, he or she has served on the Board of Directors for at least six months. Options granted pursuant to the Directors' Plan vest as to 20% of the initial grant six months following the date of grant and as to 20% on each successive term to which the director is reelected to the Board. Subsequent grants vest, if at all, on the director's reelection to the Board four years hence. The Directors Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full. The Directors' Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Plan have a term of ten years and options granted pursuant to the Directors' Plan may be exercised only while the optionee is a director of the Company or within one year after termination of service as a director. No options were exercised pursuant to the Directors Plan in 1998.

     On November 11, 1998, as consideration for his agreeing to act as chairman and sole member of the Company's Executive Committee, the 37,500 options granted under the Director's Plan to Mr. Shapiro in 1995 and 1996 were re-priced, so that the exercise price is now $2.875 per share. In connection with the re-pricing, the vesting schedule for 25,000 of such options which had already vested was changed so that such options now vest on November 11, 1999. The vesting schedule for the remaining 12,500 options remained unchanged.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Loshitzer, Ressler and Schapiro. The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules. One former officer of the Company, Richard S. Ressler, but no current officer, serves on the Compensation Committee.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                     NUMBER OF
                                                      SHARES         APPROXIMATE
                                                   BENEFICIALLY      PERCENTAGE
NAME                                                  OWNED             OWNED
----                                               ------------      -----------
Richard S. Ressler(1)                               2,014,407           17.8%
George G. Bayz(2)                                     185,500            1.7%
Morton Shapiro(3)                                       6,250             *
Zohar Loshitzer(4)                                     37,250             *
Lewis H. Stanton(5)                                    70,000             *
Luke Brown(6)                                          40,950             *
All current directors and executive officers
  as a group(6 persons)(7)                          2,354,357          20.23%

-------------
 *   Less than 1%

(1) Includes warrants to purchase 467,105 shares of Common Stock held by Mr. Ressler which are exercisable by Mr. Ressler within 60 days of the Record Date. In order to induce a cash infusion, on January 28, 1999, the Company temporarily offered shares of MAI Common Stock to Mr. Ressler at a price of $2.48625 per share. Such offer was for a one week period only and such sales price was set at a level equal to 90% of the average closing market price for the Common Stock over the ten most recent trading days immediately prior to such temporary offer. On February 4, 1999, Mr. Ressler accepted the offer and acquired 201,106 shares of the Common Stock from the Company at a price of $2.48625.

(2) Includes 182,500 shares issuable upon exercise of options held by Mr. Bayz exercisable within 60 days of the Record Date.

(3) Includes 6,250 shares issuable upon exercise of options held by Mr. Schapiro which are exercisable within 60 days of the Record Date, assuming Mr. Schapiro's reelection to the Board of Directors.

(4) Includes 24,750 shares issuable upon exercise of warrants held by Mr. Loshitzer exercisable within 60 days of the Record Date, and 12,500 shares issuable upon exercise of options held by Mr. Loshitzer which are exercisable within 60 days of the Record Date, assuming Mr. Loshitzer's reelection to the Board of Directors.

(5) Includes 70,000 shares issuable upon exercise of options held by Mr. Stanton exercisable within 60 days of the Record Date.

(6) Includes 34,250 shares issuable upon exercise of options held by Mr. Brown exercisable within 60 days of the Record Date.

(7) Includes 797,355 shares issuable upon exercise of options or warrants held by directors and executive officers and warrants held by Mr. Ressler exercisable within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chairman, the Chief Executive Officer and each of the other two executive officers during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                      COMPENSATION AWARDS
                                                                   -------------------------        ALL
                                                                      OTHER                        OTHER
                                            ANNUAL COMPENSATION       ANNUAL      SECURITIES       ANNUAL
                                           ---------------------   COMPENSATION   UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)         ($)       OPTIONS(#)         ($)
---------------------------         ----   ---------  ----------    -----------   ----------    ------------
Richard S. Ressler(1)               1998   $288,000   $        0        $0               0         $      0
    Chairman                        1997    288,000            0         0          50,000                0
                                    1996    258,000    1,187,500(2)      0               0                0
George G. Bayz                      1998    225,000            0         0               0                0
    President and Chief             1997    225,000            0         0          30,000                0
    Executive Officer               1996    216,346            0         0          78,750                0
Lewis H. Stanton                    1998    200,000        6,000(3)      0               0                0
    Executive Vice President        1997    170,885       69,000(3)    N/A         120,000                0
    and Chief Operating and         1996        N/A          N/A       N/A             N/A              N/A
    Financial Officer
Luke Brown                          1998    175,016            0         0          56,250                0
    Vice President, and             1997    140,000            0         0          12,000                0
    President and Chief Executive   1996    129,853            0         0          15,000                0
    Officer, Process Manufacturing
    Division

----------
(1) Mr. Ressler is an employee of Orchard Capital Corporation, which provides his services through a consulting agreement between it and the Company. 1997 compensation includes $44,000 in consulting fees that accrued in fiscal 1997 and were paid in 1998. Mr. Ressler served as Chief Executive Officer of the Company from October 1994 until February 1997.

(2) A bonus in the amount of $1,187,500 which was earned January 2, 1996, when the conditions precedent to the award of such bonus were satisfied. This amount was paid to Mr. Ressler on or about September 8, 1997, together with interest at 5.75% from January 2, 1996 to the date of payment, in the form of shares of the Company's Common Stock issued to Mr. Ressler (calculated based on the average closing price on the American Stock Exchange ("AMEX") for the five days prior to issuance).

(3) Includes a guaranteed bonus paid to Mr. Stanton as a condition of his employment with the Company.


OPTIONS OR WARRANTS GRANTED IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options or warrants made during the fiscal year ended December 31, 1998 to the Company's executive officers named in the Summary Compensation Table:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                            NUMBER OF    % OF TOTAL                                   VALUE AT ASSUMED
                           SECURITIES      OPTIONS                                      ANNUAL RATES
                           UNDERLYING      GRANTED                                     OF STOCK PRICE
                            OPTIONS      TO EMPLOYEES     EXERCISE                    APPRECIATION FOR
                            GRANTED        IN FISCAL       PRICE       EXPIRATION      OPTION TERM(1)
NAME                         #(2)           YEAR(3)     ($/SH)(4)(5)      DATE        5%(3)     10%($)
----                      -----------    ------------   ------------   ----------   --------   --------
Richard S. Ressler             N/A           N/A            N/A            N/A         N/A        N/A
George G. Bayz                 N/A           N/A            N/A            N/A         N/A        N/A
Lewis H. Stanton               N/A           N/A            N/A            N/A         N/A        N/A
Luke Brown                  56,250          43.3%         $2.875        11/11/08    $108,751   $257,876

----------
(1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

(2) All stock options granted have ten year terms and are exercisable with respect to 33-1/3% of the shares covered thereby on the anniversary of the date of grant, with full vesting occurring three years following the date of grant. See "--Employment Contracts and Change of Control Agreements" for provisions regarding acceleration of the vesting of options under certain circumstances.

(3) There were a total of 130,000 stock options and warrants granted to employees of the Company in 1998.

(4) Options were granted at an exercise price equal to the market value of the Common Stock as listed on the AMEX.

(5) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already-owned shares or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     Except for Mr. Brown, no options were exercised by any of the executive officers during the year ended December 31, 1998. In May, 1998, Mr. Brown exercised stock options and received 20,000 shares of the Company's common stock and realized an aggregate dollar value of $53,500. The value of the options held at the end of the year are set forth in the following table:

                VALUE OF UNEXERCISED STOCK OPTIONS AT END OF YEAR

                                  NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                              OPTIONS AT FISCAL YEAR-END(#)         FISCAL YEAR-END($)(1)
NAME                           EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
----                          ----------------------------        -------------------------
Richard S. Ressler(2)           467,105                0              $367,845       0
George G. Bayz                  127,917           74,583                67,578       0
Lewis H. Stanton                 40,000           80,000                     0       0
Luke Brown                       19,250           80,250                16,859       0
----------

(1) Market value of underlying securities at fiscal year end ($2.6875 per share), minus the exercise price.

(2) Represents Mr. Ressler's warrant to purchase up to 467,105 shares of Common Stock at $1.90 per share which expires on August 14, 1999.


EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above (but it does have a consulting agreement with Orchard Capital Corporation which supplies the services of Richard S. Ressler, its President and Chief Executive Officer). See "--Certain Transactions with Management"). The Company's 1993 Employee Stock Option Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The services of Richard S. Ressler, Chairman of the Company, are provided pursuant to an agreement with Orchard Capital Corporation ("Orchard"), which is his employer. Pursuant to that agreement (which expires in August 1999), Orchard agreed to provide Mr. Ressler's services on a non-exclusive basis. Orchard is paid $24,000 per month under the agreement. Additionally, under the agreement, Orchard was granted warrants (which Orchard immediately transferred to Mr. Ressler) to purchase 625,000 and 50,000 shares of the Company's Common Stock at $1.90 and $7.50 per share, respectively. In order for the Company to raise equity capital, the exercise price of the $7.50 warrants was adjusted to $3.04 on September 12, 1997, and these warrants were subsequently exercised. At the same time, 157,895 of the $1.90 warrants were also exercised. The remainder of the $1.90 warrants are currently exercisable and expire on August 14, 1999.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

GENERAL

     The policy of the Company regarding the compensation of its executive officers is to maintain a total compensation program which would retain the services of key executives and (a) assure the availability of their skills for the benefit of the Company, (b) secure to the Company freedom from competition by such persons within reasonable and lawful limits, and (c) provide appropriate base compensation, benefits and financial incentives through bonus, severance and other employment-related programs. The Compensation Committee of the Board of Directors recommends, subject to the Board's approval, executive compensation, including the compensation of the Chairman and the Chief Executive Officer. The Compensation Committee or the Board of Directors determines and approves stock option grants for all employees, including the Chief Executive Officer. The Committee currently comprises two independent, non-employee directors, and one director, whose services are provided pursuant to a consulting agreement with his employer (see "Executive Compensation--Certain Transactions with Management").

COMPENSATION PHILOSOPHY

     The Company operates in the highly competitive and rapidly changing high technology industry. The goals of the Company's compensation program are to align compensation with the Company's overall business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to its long-term success. The Committee also seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment.

COMPENSATION COMPONENTS

     Compensation for the Company's executive officers generally consists of salary, annual incentive, and stock option awards. The Committee assesses past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

     Salary. The salaries of the executive officers, other than the Chairman, are determined annually by the Compensation Committee based upon various subjective factors such as the executive's responsibilities, position, qualifications, years of experience and individual performance. In no such case does the Committee undertake a formal survey of analysis of compensation paid by other companies.

     Annual Incentives. The Committee annually reviews and approves an executive compensation plan. A target, expressed as a percentage of salary, is established for each officer, based on the scope of his or her responsibility. Actual payment is computed as a percentage of that target based on the Company's performance in achieving specified objectives and the individual performance of executives. No incentive compensation was paid (or accrued) pursuant to the plan based on 1998 performance.

     Stock Options. Stock option awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods (usually over a three-year period or as to 100% of the grant on the third anniversary of the grant) to retain executives and encourage sustained contributions. The exercise price of options is the market price on the date of grant.

     The Company is subject to Section 162(m) of the Internal Revenue Code, adopted in 1993, which limits the deductibility of certain compensation payments to its officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Company does not currently have any non-deductible compensation plans. The Company believes that any compensation expense incurred in connection with the exercise of stock options granted under its 1993 Employee Stock Option Plan will continue to be deductible as performance-based compensation.

COMPENSATION OF CHAIRMAN

     Mr. Ressler's services as Chairman (and formerly as Chief Executive Officer) have been provided pursuant to a consulting agreement dated August 15, 1994 (amended as of August 16, 1996, August 31, 1997, and August 31, 1998) with Orchard Capital Corporation, Mr. Ressler's employer. Pursuant to that agreement, Orchard was paid $20,000 per month up through and including August 15, 1996, and is currently paid $24,000 per month, for Mr. Ressler's services. In August 1994, Orchard was granted warrants to purchase up to 625,000 shares of the Company's Common Stock at $1.90 (which Orchard immediately transferred to Mr. Ressler). Mr. Ressler exercised 157,895 of these warrants in September 1997. The remainder of the $1.90 warrants are currently exercisable and expire on August 14, 1999. In March 1997, Orchard was issued warrants to purchase up to 50,000 shares of Common Stock at $7.50 (which it immediately transferred to Mr. Ressler). In order for the Company to raise equity capital, the exercise price of these warrants was adjusted to $3.04 on September 12, 1997 and the warrants were subsequently exercised.

     The compensation paid to Orchard pursuant to the consulting agreement and the amendments thereto was determined by the Compensation Committee and the Board of Directors based upon various subjective factors such as Mr. Ressler's responsibilities, qualifications, years of experience, individual performance, and perceived contributions to the Company. In addition, in January 1997, the Compensation Committee commissioned an independent compensation consulting organization which considered, among other things, compensation for senior executives in turn-around companies and concluded that the compensation arrangements were fair and reasonable and in the best interests of the Company. Other than reimbursement for reasonable expenses incurred in connection with the services it renders to the Company, neither Orchard nor Mr. Ressler receive any other compensation from the Company and Mr. Ressler has not participated in the Company's stock option plans.

     Respectfully submitted,

          Zohar Loshitzer, Chairman
          Richard S. Ressler
          Morton O. Schapiro


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers (as defined in Rule 16a-1(f)), directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended December 31, 1998, with the exception of one filing required, which filing has since been made.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computer Systems Index for the period commencing April 1, 1994 (the month during which the Company first issued shares of its new Common Stock pursuant to its Chapter 11 Plan of Reorganization) and ending December 31, 1998. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 as amended (the "Securities Act") or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF 57 MONTH CUMULATIVE TOTAL RETURN*
               AMONG MAI SYSTEMS CORPORATION, THE S & P 500 INDEX
               AND THE S & P COMPUTERS (SOFTWARE & SERVICES) INDEX

                                                       CUMULATIVE TOTAL RETURN
                                           ----------------------------------------------
                                           4/8/94   12/94   12/95   12/96   12/97   12/98

MAI SYSTEMS CORPORATION                      100    1,176   3,971   3,860   1,471   1,581
S & P 500                                    100      105     145     178     238     306
S & P COMPUTERS (SOFTWARE & SERVICES)        100      120     169     262     365     662


--------------
* $100 invested on 4/8/94 in stock or on 3/31/94 in index -- including reinvestment of dividends.
  Fiscal year ending December 31.

                                   PROPOSAL 2
                  AMENDMENT TO 1993 EMPLOYEE STOCK OPTION PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to ratify an amendment to the Company's 1993 Employee Stock Option Plan (the "1993 Option Plan"), in order to (i) increase the number of shares reserved for issuance thereunder to 2,000,000 shares of Common Stock and (ii) include consultants of the Company and members of the Compensation Committee of the Company among the persons eligible to participate in the 1993 Option Plan. Currently the 1993 Option Plan provides for the reservation of 1,250,000 shares for issuance pursuant to options granted under the 1993 Stock Option Plan. The text of the proposed amendment is set out in Appendix A.

     At the Record Date, no shares of Common Stock were available for issuance under the 1993 Option Plan (exclusive of the increase in shares for which stockholder ratification is sought at this Annual Meeting). In addition, at the Record Date, options to purchase 956,297 shares were outstanding and 326,352 shares had been purchased pursuant to the exercise of options granted under the 1993 Option Plan at an average exercise price per share of $1.74.

     The 1993 Option Plan is structured to allow the Board of Directors, the Compensation Committee or other authorized committee designated by the Board of Directors broad discretion in determining the participants and the extent of their participation in the 1993 Option Plan for the purposes of attracting, retaining and motivating the best available talent for the successful conduct of the Company's business. The Board of Directors believes the remaining shares under the 1993 Option Plan may be insufficient to accomplish, as these purposes. Therefore, the Board has increased the shares reserved under the 1993 Option Plan, as discussed herein.

SUMMARY OF THE 1993 OPTION PLAN

     The essential features of the 1993 Option Plan are outlined below.

     PURPOSE

     The purposes of the 1993 Option Plan are to advance the interests of the Company and its stockholders by providing significant incentives to selected officers and key employees and consultants (including Board members) of the Company who contribute and are expected to contribute to the success of the Company.

     ELIGIBILITY

     Key employees and consultants (including Board members) whom the Board of Directors, the Compensation Committee or other committee designated by the Board of Directors to administer the 1993 Option Plan deems to be of special importance to the growth and success of the Company are eligible participants in the plan.

     ADMINISTRATION

     The 1993 Option Plan is administered by the Board of Directors, the Compensation Committee or such other committee (which are collectively referred to herein as the "Committee") as may be appointed by the Board of Directors of the Company, which committee shall consist of not less than two members, all of whom are members of the Board of Directors. The Committee shall have full and final authority (i) to interpret the 1993 Option Plan and option agreements promulgated thereunder; (ii) establish rules and regulations concerning the 1993 Option Plan; (iii) make all determinations necessary or advisable for the administration of the 1993 Option Plan; and (iv) correct defects or inconsistencies between any option agreements and the 1993 Option Plan. Committee members receive no additional compensation for their services in connection with the 1993 Option

Plan, but do receive the fee of $1,000 for every Compensation Committee meeting they attend. See "Election of Directors--Director Compensation."

    OPTIONS

     The 1993 Option Plan permits the granting of non-transferable options that either are intended to qualify as incentive stock options ("ISOs") or are not intended to so qualify ("NSOs"). The exercise price of each ISO may not be less than the higher of the par value or 100% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. The exercise price of each NSO shall be the amount determined by the Committee, provided that such amount shall not be less than the higher of par value or 85% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. If the proposed amendment to the 1993 Option Plan is adopted, no options will be granted at less than 100% of the fair market value of the shares on the date of grant unless price reduction is specifically in consideration for a reasonable reduction in such optionee's regular or bonus compensation. To date the Company has granted only NSOs and the Company has not granted Options at exercise prices less than fair market value on the date of grant.

     No ISO may be granted to any holder of ten percent or more of the total combined voting power of all classes of stock of the Company unless at the time of the grant of such option, the exercise price is equal to or greater than 110% of the fair market value of the shares of Common Stock subject to the option.

     To the extent that the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall be treated as NSOs.

     The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant (or five years in the case of ISOs granted to optionees who own 10% or more of the Common Stock).

     The exercise price of options granted under the 1993 Option Plan, including applicable withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Committee has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Committee may also authorize payment by any combination of the foregoing methods.

     Under the 1993 Option Plan, in the event of termination of an optionee's employment other than for cause, an option must be exercised within three months following termination of employment or the date of expiration of the option, whichever occurs first, unless the option agreement provides otherwise. In the event an optionee dies while he is an employee of the Company or during the three-month period following his termination, the period within which the option must be exercised is one year from the date of death, unless the option agreement provides otherwise. In the event of termination for cause, any option theretofor granted to such employee shall expire and cease to be exercisable on the date notice of such termination is delivered to the optionee.

     Options granted pursuant to the 1993 Stock Option Plan become immediately exercisable without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

     The granting of options under the 1993 Option Plan by the Committee is subjective and is dependent upon, among other things, an employee's individual performance. Therefore, future option grants to executive officers or employees under the 1993 Option Plan are not determinable. See"--Participation in the 1993 Option Plan."

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

     The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the 1993 Option Plan to reflect stock dividends, stock splits and similar events.

     AMENDMENT AND TERMINATION

     The Board may amend, alter, or discontinue the 1993 Option Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent.

Subject to the specific terms of the 1993 Option Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

     In addition, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to options granted under the 1993 Option Plan, (ii) decreases the minimum ISO exercise price provided in the 1993 Option Plan, (iii) extends the period during which options may be granted pursuant to the 1993 Option Plan, (iv) changes the class of individuals eligible to be granted options, (v) materially increases the benefits provided by the 1993 Option Plan, or (vi) has the effect of any of the above, shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1993 Option Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

     INCENTIVE STOCK OPTIONS

     If an option granted under the 1993 Option Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the ISO and one year after the exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee subject to reasonableness. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as a capital gain (or loss).

     NON-STATUTORY STOCK OPTIONS

     All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of the Company will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO, subject to reasonableness.

PARTICIPATION IN THE 1993 OPTION PLAN

     The grant of options under the 1993 Option Plan to employees is subject to the discretion of the Committee. As of the date of this proxy statement, there have been grants of awards to 43 employees representing 956,297 options to acquire shares of Common Stock. Future awards are not determinable. Non-employee directors are not eligible to participate in the 1993 Option Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                                 PLAN BENEFITS
                               1993 OPTION PLAN

                                                SECURITIES           WEIGHTED AVERAGE
                                                UNDERLYING          EXERCISE PRICE PER
NAME OF INDIVIDUAL                          OPTIONS GRANTED(#)        SHARE ($/SH)
------------------                          ------------------      ------------------
George G. Bayz                                         N/A                     N/A
  President and Chief Executive Officer
Lewis H. Stanton                                       N/A                     N/A
  Executive Vice President and Chief
  Operating and Financial Officer
Luke Brown                                          56,250                   2.875
  Vice President, and President and
  Chief Executive Officer, Process
  Mfg. Group.
All current executive officers as 2.875
  a group(3 officers)                               56,250                   2.875
All other employees as a group                      73,750                   2.775


REQUIRED VOTE AND RECOMMENDATION

     Ratification of the amendment to the 1993 Option Plan would require the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2, THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.



                                   PROPOSAL 3

               AMENDMENTS TO NON-EMPLOYEE DIRECTOR'S OPTION PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to ratify an amendment to the Company's Non-Employee Directors' Option Plan (the
"Directors' Plan"), in order to (i) increase the number of shares reserved for issuance thereunder to 250,000 shares of Common Stock and (ii) eliminate the prohibition against participation in the Directors' Plan by owners of 5% or more of the outstanding Common Stock. Currently the Directors' Option Plan provides for the reservation of 125,000 shares for issuance pursuant to options granted under the Directors' Option Plan. The text of the proposed amendments is set out in Appendix B.

     At the Record Date, 37,500 shares of Common Stock were available for issuance under the Directors' Plan (exclusive of the increase in shares for which stockholder ratification is sought at this Annual Meeting). In addition, at the Record Date, options to purchase 87,500 were outstanding and no shares had been purchased pursuant to the exercise of options granted under the Directors' Plan.

     The Directors' Plan is for the purposes of attracting, retaining and motivating the best available candidates for the Company's Board of Directors to ensure the successful conduct of the Company's business. The Board of Directors believes the remaining shares under the Directors' Plan may be insufficient to accomplish these purposes. Therefore, the Board has increased the shares reserved under the Directors' Plan, as discussed herein.

SUMMARY OF THE DIRECTORS' PLAN

     The essential features of the Directors' Plan are outlined below.

    PURPOSE

     The purposes of the Directors' Plan are to advance the interests of the Company and its stockholders by providing significant incentives to attract and retain the best candidates for the Board of Directors and to provide additional equity incentive to members of the Board.

     ELIGIBILITY

     Any person who is or becomes a Director and who is (i) not an employee of the Company and (ii) not an officer of the Company.

     ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. The Board has the authority, in its absolute discretion, to make all determinations deemed necessary or advisable for the administration of the Directors' Plan; provided, however, that the Board shall have no discretion to determine the selection of Directors to whom options will be granted, the frequency of option grants, the number of shares subject to an option, or and the terms and provisions of options. Board members receive no additional compensation for their services in connection with the Directors' Plan, but do receive other fees for their services. See "Election of Directors--Director Compensation."

     OPTIONS

     The Directors' Plan permits the granting of non-transferable options that are only non-qualified stock options ("NSOs").

     The exercise price of each NSO shall be granted at 100% of the fair market value of the shares on the date of grant, which shall be the closing price of the Common Stock on the date of grant, as reported in the Wall Street Journal.

     The term of each option shall be ten years from the date of grant, but no option shall be exerciseable for more than one (1) year following the date the Director ceases to be a director of the Company.

     The exercise price of options granted under the Directors' Plan, including applicable withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Board of Directors has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Board of Directors may also authorize payment by any combination of the foregoing methods.

     The Directors' Plan provides each eligible Director who is elected or appointed and duly qualified, be granted automatically without action by the Board a one-time option to purchase 31,250 shares of Common Stock. The option vests in five equal installments, the first of which occurs on the six-month anniversary of the Director's election or appointment to the Board, and thereafter on the date of each successive re-election to another term. Additionally, commencing on his or her first re-election to the Board and annually thereafter, such Director shall be granted automatically, without action by the Board, an option to purchase 6,250 shares, which shall become exercisable in full upon his or her re-election to the Board four years hence.

     Options granted pursuant to the Directors' Plan become immediately exercisable without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

     The Board is authorized to make appropriate adjustments in connection with outstanding awards under the Director' Plan to reflect stock dividends, stock splits and similar events.

     AMENDMENT AND TERMINATION

     The Board may discontinue the Directors' Plan at any time, but such discontinuation shall not adversely affect any option then outstanding without the participant's consent. Subject to the specific terms of the Directors' Plan described above, the Board may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

     Provisions of the Directors' Plan concerning eligibility for participation and the amount, price and timing of awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, and the rules thereunder. All amendments or modifications to the Directors' Plan shall require approval of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the Company's stockholders. Any such amendment of the Directors' Plan shall not affect options already granted without the participant's consent.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the Directors' Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

     NON-STATUTORY STOCK OPTIONS GRANTED TO COMPANY DIRECTORS

     An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of the Company will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO, subject to reasonableness.

PARTICIPATION IN THE DIRECTORS' PLAN

     The following table sets forth information with respect to the grant of options during the last fiscal year to the current non-employee Directors:

                                  PLAN BENEFITS
                                 DIRECTORS' PLAN

                                   SECURITIES         WEIGHTED AVERAGE
                                   UNDERLYING       EXERCISE PRICE PER
NAME OF INDIVIDUAL             OPTIONS GRANTED(#)      SHARE ($/SH)
------------------             -----------------    ------------------
Richard S. Ressler                     N/A                   N/A
  Chairman(1)
Morton Shapiro, Director             6,250                 $4.50
Zohar Loshitzer, Director           37,500                 $3.44
All current non-employee            43,750                 $3.97
  directors as a group
  (3 directors)

------------------
(1) Although not an employee of the Company, Mr. Ressler has not participated in the Directors' Plan.


REQUIRED VOTE AND RECOMMENDATION

     Ratification of the amendment to the Directors' Plan would require the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3, THE AMENDMENT TO THE NON EMPLOYEE DIRECTORS' OPTION PLAN.


                                   PROPOSAL 4

                 TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending December 31, 1999. KPMG Peat Marwick LLP has served as the Company's independent auditors since the Company's inception. Notwithstanding the selection, the Board, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION

     Ratification of KPMG Peat Marwick LLP as the Company's auditors requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                         THE BOARD OF DIRECTORS

Dated: April 26, 1999

MAI Systems Corporation
9601 Jeronimo Road
Irvine, California 92618

                                   APPENDIX A

                             MAI SYSTEMS CORPORATION

                             1993 STOCK OPTION PLAN

                                    ARTICLE I

                                    PURPOSES

     1.1. PURPOSE OF PLAN. The purposes of the MAI Systems Corporation 1993 Stock Option Plan (the "Plan") are to advance the interests of MAI Systems Corporation (the "Company") and its shareholders by providing significant incentives to selected officers and key employees of the Company who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such officers and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified employees necessary for the success and progress of the Company.

                                   ARTICLE II

                                   DEFINITIONS

     2.1. DEFINITIONS. Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1 hereof.

          (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means either (i) the Board of Directors or (ii) the Compensation Committee of the Board of Directors or such other committee of the Board as shall be appointed by the Board to administer the Plan pursuant to Article VII hereof.

          (d) "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company, par value $.01 per share.

          (e)  "Company" means MAI Systems Corporation.

          (f) "Effective Date" means the date on which the Company's plan of reorganization is confirmed by the Bankruptcy Court.

          (g) "Employee" means an officer or other common law employee of the Company or a Subsidiary, including a member of the Board who is also a common law employee (such term also includes consultants and other persons to the extent permitted by the instructions to Form S-8 under the Securities Act of 1933, as amended).

          (h) "Fair Market Value" means, in respect of a share of Common Stock on any date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the last reported sales price regular way on the day preceding such date on which a reported sale occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee using any reasonable valuation method.

          (i) "Incentive Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which meets the requirements of Section 422 of the Code.

          (j) "Nonstatutory Stock Option" means and Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

          (k) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

          (l) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms of an Option Granted under the Plan.

          (m) "Optionee" means an Employee to whom an Option has been granted under the Plan.

          (n) "Plan" means the MAI Systems Corporation 1993 Stock Option Plan, as set forth herein and as from time to time amended.

          (o) "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.


                                   ARTICLE III

                EFFECTIVE DATE OF THE PLAN; RESERVATION OF SHARES

     3.1. EFFECTIVE DATE. The Plan shall become effective as of the Effective Date.

     3.2. SHARES RESERVED UNDER PLAN. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 2,000,000 of the authorized shares of Common Stock on the Effective Date, all or any part of which may be issued pursuant to Incentive Stock Options or Nonstatutory Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV

                              PARTICIPATION IN PLAN

     4.1. ELIGIBILITY. Options under the Plan may be granted to any key Employee of the Company or a Subsidiary who performs services for the Company or a Subsidiary that the Committee deems to be of special importance to the growth and success of the Company. The Committee shall determine those Employees to whom Options shall be granted, the type of Option to be granted to each such person, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Option.

     4.2. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT OR RETENTION. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.


                                    ARTICLE V

                          GRANT AND EXERCISE OF OPTIONS

     5.1. GRANT OF OPTIONS. The Committee may from time to time in its discretion grant Incentive Stock Options and/or Nonstatutory Stock Options to Employees at any time after the Effective Date. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     5.2. OPTION TERMS. Options granted under the Plan shall be subject to the following requirements:

          (a) Option Price. The exercise price of each Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

          (b) Term of Option. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of 10 years from the date of its grant.

          (c) Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

          (d) Exercise of Option. Unless the Option Agreement pursuant to which an Option is granted provides otherwise, each Option shall become exercisable, on a cumulative basis, with respect to 20% of the aggregate number of the shares of Common Stock covered thereby on the first anniversary of the date of grant and with respect to an additional 20% of the shares of Common Stock covered thereby on each of the next four succeeding anniversaries of the date of grant. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or terminates pursuant to the terms of the Plan or the Option Agreement pursuant to which it is granted.

          (e) Acceleration of Exercise on Change of Control. Notwithstanding the provisions of paragraph (d) of this Section or any other restrictions limiting the number of shares of Common Stock as to which an Option may be exercised, each Option shall become immediately exercisable in full upon and simultaneously with any "Change of Control" of the Company. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

               (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For the purposes of this subsection (iv), "substantially all" of the Company's assets shall mean any of the following:

                    (A) assets for which the price or consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the book value of the total assets of the Company;

                    (B) assets for which the price or consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the fair market value of the Company (which for purposes of this subsection (iv) shall be the number of shares of voting securities outstanding on the date on which the change of control of the Company is deemed to occur multiplied by the Fair Market Value of said securities; or

                    (C) assets that generated fifty percent (50%) or more of the Company's reported net sales or net income in either of the two (2) taxable years ended prior to the date on which the change of control of the Company is deemed to occur.

               Notwithstanding the foregoing provisions of this Section 5.3(e), as long as Brooke Group, Ltd. (BGL) and/or any affiliate thereof shall own stock of the Company representing 50% or more of the combined voting power for the election of directors, (x) the beneficial ownership of such stock by BGL and/or any affiliate, and (y) any acquisition of additional voting stock by BGL and/or any affiliate shall not constitute a Change of Control.

     (f) Incentive Stock Options Granted to Ten Percent Shareholders. No Incentive Stock Options shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (g) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonstatutory Options. For this purpose, Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

     5.3. PAYMENT OF EXERCISE PRICE AND DELIVERY OF SHARES.

     (a) Notice and Payment for Shares. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of the whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the date of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement.

     (b) Rights of Optionee in Stock. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.


                                   ARTICLE VI

                              TERMINATION AND DEATH

     6.1. TERMINATION OTHER THAN BY DEATH OR FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary terminates for any reason other than death or for Cause (as defined in Section 6.2) he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted within three months after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. To the extent the Option is not so exercised, it shall expire at the end of such three-month period.

     6.2. TERMINATION FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the date notice of such termination is delivered to the Optionee. "Cause" shall mean (a) the willful and continued failure by an Optionee to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Optionee by the Board, which demand specifically identifies the manner in which the Board believes that the Optionee has not substantially performed his duties, or (b) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Section 6.2, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

     6.3. DEATH. If an Optionee dies (i) while he is an Employee of the Company or a Subsidiary or (ii) during the three-month period after the termination of his position as an Employee of the Company or a Subsidiary, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.


                                   ARTICLE VII

                             ADMINISTRATION OF PLAN

     7.1. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors of the Company, which Committee shall consist of not less than two members, all of whom are members of the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and
(iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof, Employees and their respective successors in interest.

     7.2. LIABILITY. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

     7.3. DETERMINATIONS. In making its determinations concerning the key Employees who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by such key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Committee may waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.


                                  ARTICLE VIII

                        AMENDMENT AND TERMINATION OF PLAN

     8.1. AMENDMENT OF PLAN. (a) Generally. The Plan may be amended at any time and from time to time by the Board, but, except as provided by Section 9.3, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan, (ii) decreases the minimum Incentive Stock Option exercise price provided in the Plan, (iii) extends the period during which Options may be granted pursuant to the Plan,
(iv) changes the class of individuals eligible to be granted Options, (v) materially increases the benefits provided by the Plan, or (vi) has the effect of any of the above shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

     (b) Amendments Relating to Incentive Stock Options. To the extent applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1(a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

     8.2. TERMINATION. The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on June 27, 2003. No Options may be granted after the Plan has terminated, but the Committee shall continue to supervise the administration of Options previously granted.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     9.1. RESTRICTIONS UPON GRANT OF OPTIONS. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of Optionees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     9.2. Restrictions upon Resale of Unregistered Stock. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Ac, (ii) that such Optionee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

     9.3. ADJUSTMENTS. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

     9.4. WITHHOLDING OF TAXES. (a) Each Optionee who exercises a Nonstatutory Stock Option shall agree that no later than the date of such exercise or receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

     (b) The applicable Option Agreement may provide that an Optionee may satisfy, in whole or in part, the requirements of paragraph (a):

               (i) by delivery of shares of Common Stock owned by the Optionee for at least six months (or such shorter or longer period as the Committee may approve) having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, or

               (ii) by electing to have the Company withhold the requisite number of shares from shares otherwise deliverable pursuant to the exercise of the Option giving rise to the tax withholding obligation provided, however, that

                    (A) the Optionee's election and the withholding pursuant thereto take effect during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of the Company's sales and earning's and ending on the twelfth business day following such date, and six months have elapsed since the date the Option was granted, or

                    (B) such election was irrevocably made by the Optionee and filed with the Committee in writing at least six months in advance of the date on which such withholding occurs.

The Committee may require, as a condition of accepting any such delivery of Common Stock or any such election by the Optionee, that the Optionee furnish to the Company an opinion of counsel to the effect that such delivery or election will not result in the Optionee incurring any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     9.5. USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

     9.6. SUBSTITUTION OF OPTIONS. (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

     (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

     (c) Notwithstanding the foregoing, Options granted under this Plan may not be replaced or repriced unless all of the following conditions are met:

               (i) The substitution or repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               (ii) The substitution or repricing is not utilized more often than once every two (2) years and then only to maintain option value due to extreme circumstances beyond management's control; and

               (iii) The substitution or repricing is limited to no more than five percent (5%) of the shares authorized for issuance under the Plan.

     9.7. NOTICES. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

     9.8. GOVERNING LAW. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or the laws of the Untied States of America, shall be governed by the laws of the State of California and construed accordingly.

                                   APPENDIX B

                             MAI SYSTEMS CORPORATION
                             NON-EMPLOYEE DIRECTORS'
                                   OPTION PLAN


     1.   DEFINITIONS. As used herein, the following definitions shall apply:

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b) "COMMON STOCK" shall mean the Common Stock, $0.01 par value, of the Company.

          (c) "COMPANY" shall mean MAI Systems Corporation, a Delaware corporation.

          (d) "DIRECTOR" shall mean a person serving on the Board as of the date of the adoption of this Plan by the Board or who is thereafter elected by the stockholders of the Company or appointed to serve as a member of the Board.

          (e) "ELIGIBLE DIRECTOR" shall mean a Director who is eligible to be granted an Option pursuant to and in accordance with the Plan, as set forth in
Section 5 of the Plan.

          (f) "EXERCISE PRICE" shall mean the price per Share at which an Option may be exercised.

          (g) "PURCHASE PRICE" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

          (h)  "OPTION" shall mean any option granted pursuant to the plan.

          (i) "OPTION CERTIFICATE" shall mean a written certificate evidencing an Option, substantially in the form attached hereto as Exhibit A.

          (j) "OPTIONHOLDER" shall mean a Director who has been granted an Option.

          (k)  "PLAN" shall mean this Non-Employee Directors' Option Plan.

          (l) "SHARE" or "SHARES" shall mean shares of Common Stock, as adjusted in accordance with Section 12 of the Plan.

     2. PURPOSES OF THE PLAN. The purposes of the Plan are to attract and retain the best available candidates for the Board, to provide additional equity incentive to members of the Board and to promote the success of the Company's business.

     3. STOCK SUBJECT TO PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options under the Plan is Two Hundred Fifty Thousand (250,000) Shares. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. The Shares subject to Options may be authorized, but unissued, or reacquired Shares. If any outstanding Option expires unexercised or is terminated, the Shares subject to such Option shall be returned to the Plan and shall become available for issuance upon exercise of other Options issued under the Plan. In addition, if, pursuant to Section 8(e) of the Plan, an

Option is deemed to expire or terminate in whole or part, then, to the extent provided in Section 8(e), the Shares subject to such Option shall be returned to the Plan and shall become available for issuance upon exercise of other Options issued under the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company. The Board shall have the authority, in its absolute discretion, to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion to determine the selection of Directors to whom Options will be granted, the frequency of Option grants, the number of Shares subject to an Option (except in accordance with Section 7 hereof), and the terms and provisions of Options. All decisions of the Board shall be final.

     5. ELIGIBILITY. Any person who on or after the effective date (as determined in accordance with Section 13 hereof) of the Plan is or becomes a Director and who is (i) not an employee of the Company and (ii) not an officer of the Company.

     6. INITIAL GRANTS OF OPTION. Each person who is or becomes an Eligible Director during the term of the Plan shall automatically be granted on the date he first becomes an Eligible Director during the term of the Plan an Option to purchase Thirty-One Thousand Two Hundred and Fifty (31,250) Shares, subject to adjustment in accordance with the provisions of Section 12 hereof. Except as specifically provided in this Section 6 and in Section 7(a), no Option shall be granted under the Plan to an Eligible Director.

     7.   ADDITIONAL GRANTS OF OPTIONS.

          (a) An Eligible Director shall also be granted an Option under the Plan to purchase Six Thousand Two Hundred and Fifty (6,250) Shares (subject to adjustment in accordance with the provisions of Section 12 hereof) on the date of each successive annual meeting of the Company's stockholders held after calendar 1995 at which such Eligible Director is reelected to the Company's Board.

          (b) If the total number of Shares which would otherwise be subject to Options to be granted under Section 7(a) on a scheduled grant date exceeds the number of Shares then available under the Plan (after deduction for all Shares for which Options have been exercised or are then outstanding), the Shares remaining available for grant subject to Options shall be allocated pro rata among those Eligible Directors who have not previously received an Option under
Section 7(a) of the Plan.

     8. TERMS AND CONDITIONS OF OPTION. Each Option granted pursuant to this Plan shall be evidenced by an Option Certificate, which Option Certificate shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Option Certificate shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 12 hereof.

          (b) Exercise Price. Each Option Certificate shall state the Exercise Price. The Exercise Price shall be one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant, which shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System), or, in the event the Common Stock is listed on national securities exchange or on the NASDAQ National market System, the fair market value per Share shall be the closing price on such Option, as reported in The Wall Street Journal.

          (c) Medium and Time of Payment. The Purchase price for any Shares purchased upon exercise of an Option shall be payable in full and shall be paid by cash or check. The Purchase Price may also be paid (i) by delivery of Shares already owned by, and in the possession of, the Optionholder, or (ii) if specifically permitted in the Option being exercised, when and as permitted therein, by a notice instructing the Company to withhold from those Shares that otherwise would be issuable upon the exercise of the Option a number of Shares having a fair market value equal to the Purchase Price of the Shares being purchased, or any combination thereof. Shares of Common Stock used to satisfy the Purchase Price of an Option shall be valued at their fair market value determined (in accordance with Section 8(b) as of the close of business on the date the Option is exercised, or if such date is not a business day, on the business day immediately preceding the date of exercise.

          (d) Term of Option. Subject to Section 8(e) hereof, the term of each Option shall be ten (10) years, but no option shall be exercisable for more than one (1) year following the date an optionee ceases to be a director of the Company.

          (e) Vesting. Each Option granted under Section 6 of the Plan shall vest and be exercisable cumulatively to the extent of twenty percent (20%) of the Shares subject thereto six months from the date of grant of the Option and on the date of each successive annual meeting of stockholders at which the Eligible Director is reelected to the Board (other than any such meeting held in the same calendar year in which the Option is granted). Each Option granted under Section 7(a) of the Plan shall vest and be exercisable to the extent of all of the Shares issuable upon exercise of such Option on the date of the annual meeting of the Company's stockholders held during the fourth calendar year after the date of grant at which the Optionholder is reelected to the Board. Notwithstanding the foregoing, if an Optionholder shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the term of such Optionholder's Option, such Optionholder may exercise such Option to purchase only the number of Shares that such Optionholder would have been entitled to purchase on the effective date of such Termination, and such Option shall be deemed to be an Option to purchase only the number of Shares that such Optionholder would have been entitled to purchase on the effective date of such Termination. To the extent that such Optionholder shall not be entitled to exercise the Option as to any or all of the Shares subject to such Option, the Option for such Shares as to which the Option shall not be exercisable shall be deemed to expire on such effective date and the Shares as to which the Option shall no longer be exercisable shall be returned to the Plan and shall become available for issuance under the Plan.

          (f) Withholding Taxes. In the event the Company determines that it is required to withhold state or federal income tax, FICA or other tax as a result of the exercise of an Option, it may require the Optionholder to make arrangements satisfactory to the Company to enable it to satisfy such requirements as a condition to the exercise of the Option. Whenever an Optionholder is required to pay to the Company, or to have deducted from any fees payable by the Company to such Optionholder, an amount necessary to satisfy the Company's withholding obligations in connection with the exercise any Option, such Optionholder shall be entitled, subject to such rules as the Board may adopt, to satisfy such withholding obligation, in whole or in part, by tendering to the Company or directing the Company to withhold Shares acquired upon exercise of such Option, and/or tendering to the Company or other Shares owned by such Optionholder, having a fair market value equal to the amount required to be withheld.

     9. NONTRANSFERABILITY OF OPTIONS. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, in whole or in part, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionholder only by such Optionholder.

     10. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, (the "Exchange Act"), applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     11. RESERVATION OF SHARES. The Company, during the term of this Plan, and subject to obtaining stockholder approval to the Plan as provided in Section 15 hereof, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     12. ADJUSTMENTS FOR STOCK SPLITS, ETC. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the Exercise Price covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares \resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of Shares subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the stock or assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least thirty (30) days after notice thereof is given to Optionholders and shall give each Optionholder the right to exercise his Option as to all of the Shares covered by each outstanding Option, including Shares as to which any Option would not otherwise be exercisable.

     13. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective immediately upon the earlier of its adoption by the Board of its approval by the stockholders or the Company in accordance with Section 15 hereof and shall continue in effect for ten (10) years unless sooner terminated by the Board. Except as otherwise provided in Section 12 and Section 15 hereof, the termination or expiration of the Plan shall have no effect on any outstanding Options.

     14. AMENDMENT OF THE PLAN. Provisions of the Plan concerning eligibility for participation and the amount, price and timing of awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, and the rules thereunder. All amendments or modifications to the Plan shall require approval of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the Company's stockholders. Any such amendment of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, unless otherwise mutually agreed between the Optionholder and the Board, which agreement must be in writing and signed by the Optionholder and the Company.

     15. STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any Option granted under the Plan shall be subject to stockholder approval of the Plan no later than at the first annual meeting of stockholders held subsequent to adoption of the Plan by the Board. If stockholder approval of the Plan is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If, at the time the Plan is presented for stockholder approval, the Company has registered any class of equity security registered pursuant to Section 12 of the Exchange Act, such stockholder approval shall be solicited in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     16. CHANGE IN CONTROL. In the event of a "Change in Control" (as hereinafter defined), all Options outstanding shall be deemed fully vested notwithstanding the provisions of Section 8(e) and thereafter each Optionholder will have a period of ninety (90) days following the date such Optionholder ceases to be a Director (but not later than ninety (90) days after the stated term of the Option) in which to exercise in full such Optionholder's outstanding Options. For purposes of this Section, "Change in Control" shall be deemed to have occurred if (a) any "person" or group of "persons" (as the terms "person" and "group" are used in Section 13(d) and 14(d) of the Exchange Act and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company (whether by purchase or acquisition of such securities or by agreement to act in concert with respect to the voting of such securities or otherwise); or (b) a majority of the Board of Directors of the Company shall be comprised of persons who were not elected to such offices as part of the "Company nominated slate" of directors (i.e., the slate of nominees proposed by the Board of Directors in office immediately prior to the election).

                                    EXHIBIT A

                               OPTION CERTIFICATE


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


            Option to Purchase ______________ Shares of Common Stock


                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE
                             MAI SYSTEMS CORPORATION


                 Void after _____________________________, 19__


     THIS CERTIFICATE evidences the right of __________________________________ (the "Holder"), for value received, to purchase ____________________ shares of Common Stock, $.01 par value (the "Shares"), of MAI Systems Corporation, a Delaware corporation (the "Company"), at a price of $_______________ per Share (the "Exercise Price") and subject in all respects to the terms, definitions and provisions of the MAI Systems Non-Employee Directors' Option Plan (the "Plan") which is incorporated herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meaning when used herein.

     1. Term of Option. The Option may be exercised only during the period commencing on ___________________________, 19__ through the close of business on ______________________, 19__, but not later than one year after the Holder ceases to be a director of the Company (the "Option Term"), and may be exercised only in accordance with the Plan and the terms and conditions hereinafter set forth.

     2.   Exercise of Options. The Option shall be exercisable as follows:

          (a) Right to Exercise. From time to time during the Option Term, the Holder shall have the right to exercise the Option to purchase the maximum number of the Shares specified in the following table:

Portion of Option Term
for Which Options are Exercisable           Aggregate Maximum No. of Shares
---------------------------------           -------------------------------

______ through ______                       ______ less any Shares purchased
                                                   upon previous exercise of the Option

______ through ______                       ______ less any Shares purchased
                                                   upon previous exercise of the Option

______ through ______                       ______ less any Shares purchased
                                                   upon previous exercise of the Option


______ through ______                       ______ less any Shares purchased
                                                   upon previous exercise of the Option

______ through ______                       ______ less any Shares purchased
                                                   upon previous exercise of the Option

Notwithstanding the foregoing, if the Holder shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Option Term, or one year after Holder has ceased to be a director of the Company, whichever occurs first, the Holder may exercise the Option to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination in accordance with the foregoing table. To the extent that the Holder shall not have been entitled to exercise any portion of the Option on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

          (b) Method of Exercise; Payment; Issuance of New Option; Transfer and Exchange. The Option may be exercised by the Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, at the principal office of the Company, by the payment to the Company by cash or check of the then applicable Purchase Price. In the event of any exercise of the Option, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the Option shall have been so exercised and, unless the Option has expired, a new Certificate representing the right to purchase the number of Shares, if any, with respect to which the Option shall not then have been exercised shall also be issued to the Holder within such time. All such new certificates shall be dated the date hereof and shall be identical with this Certificate except as to the number of Shares issuable pursuant thereto.

          (c) Restrictions on Exercise. The Option may be exercised only if the issuance and delivery of the Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, applicable state securities laws or the rules and regulations of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of the Option, the Company may require the Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

     3. Stock Fully Paid, Reservation of Shares. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Option Term, subject to obtaining stockholder approval of the Plan, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the Option, at least the maximum number of Shares as are issuable upon the exercise of the Option.

     4. No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Exercise Price or in the number of Shares purchasable on exercise of the Option. The Exercise Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

     5. Fractional Shares. No fractional Shares will be issued in connection with any exercise of the Option but, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares.

     6. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, in whole or in part, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of the Holder only by the Holder.

     7. No Rights as Stockholder. The Holder, as such, shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Certificate be construed to confer on such holder, as such, give or withhold consent to any corporate action, to receive notice of meetings of stockholders, to receive dividends or subscription rights or otherwise.

     8. Withholding Tax Liability. Upon exercise of the Option, the Company and the Holder may incur liability for applicable state and federal income tax withholding tax on the difference, if any, between the aggregate Purchase Price and the then fair market value of the Shares acquired upon such exercise. The Holder understands and agrees that the Company may be required to withhold part or all of the Holder's director fees or other compensation paid by the Company to pay the withholding tax and that if such fees or compensation is insufficient the Company may require the Holder, as a condition to any exercise of the Option, to pay in cash the amount of such withholding liability.

     9. Acknowledgment of Receipt of Plan. The Holder hereby acknowledges receipt of the Plan.

     10. Adjustments for Stock Splits, Etc.. Subject to any required action by the stockholders of the Company, the number of Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares or the Exercise Price. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the stock or assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation, the Option will terminate upon the effectiveness of such action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board.

PROXY

                                   [MAI LOGO]

                            MAI SYSTEMS CORPORATION

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 1999

The undersigned hereby appoints George G. Bayz and Lewis H. Stanton and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 21, 1999, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

       (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors below.

                                                              Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example.

                                             FOR                    WITHHOLD
                                         all nominees               AUTHORITY
1. Election of four directors         listed below (except       to vote for the
                                   as marked to the contrary)    nominees listed
   THE BOARD OF DIRECTORS RECOMMENDS
   A VOTE FOR THE ELECTION OF THE            [ ]                       [ ]
   DIRECTORS BELOW.

   NOMINEES:  George G. Bayz, Richard S. Ressler,
              Morton O. Schapiro, Zohar Loshitzer

   (INSTRUCTION: To withhold authority for any particular nominee, write such nominee(s) name on the line below.)

    ----------------------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

2. Amendment to the 1993 Employee Stock Option Plan to Increase the Number of Shares Available for Issuance by an Additional 750,000 Shares.

                    FOR            AGAINST           ABSTAIN
                    [ ]              [ ]               [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

3. Amendment to the Director's Stock Option Plan to Increase the Number of Shares Available for Issuance by an Additional 125,000 Shares

                    FOR            AGAINST           ABSTAIN
                    [ ]              [ ]               [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

4. Proposal to Ratify the Selection of KPMG Peat Marwick LLP as independent auditors for the Company.

                    FOR            AGAINST           ABSTAIN
                    [ ]              [ ]               [ ]

                              PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.


Signature(s)_____________________________________ Dated: ________________, 1999
Please sign exactly as your name appears below. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign. If a Corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                              FOLD AND DETACH HERE